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             CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

          Multi-Strategy Market Neutral Investments (the "Portfolio)

The following information supplements, revises and supersedes, as applicable, the information contained in the Prospectus of the Trust.

Supplement dated April 3, 2002 to the Prospectus dated July 31, 2001

On March 6, 2002 the Trust's Board of Trustees approved the following:

.. The hiring of Franklin Portfolio Associates LLC ("Franklin") as an additional investment advisor to the Portfolio. The Consulting Group, a division of Smith Barney Fund Management LLC ("SBFM"), recommended Franklin as an additional advisor because it was determined that Franklin offers an investment style complementary to that of the other advisors, Calamos Asset Management ("Calamos"), Pegasus Investments, Inc. ("Pegasus") and SSI Investment Management, Inc. ("SSI"), further diversifying the management and strategic allocation of the Portfolio. Franklin will seek to achieve the Portfolio's investment objective of long-term capital appreciation by employing a quantitative stock selection process geared towards identifying undervalued securities. Franklin's diversified process utilizes over 40 measures of relative attractiveness of individual stocks, focusing on relative value, long-term value, momentum and other factors. The hiring of Franklin has resulted in the entering into of an investment advisory agreement effective April 1, 2002 between SBFM and Franklin. Under the terms of the agreement, Franklin will receive a fee of 1.00% that is computed daily and paid monthly based on the value of the average net assets of the Portfolio allocated to Franklin. Franklin, located in Boston, Massachusetts, was founded in 1982 and is a wholly owned subsidiary of Mellon Financial Corporation. As of January 31, 2002 Franklin managed approximately $16.7 billion in assets. With the hiring of Franklin, the assets of the Portfolio will be allocated as follows: Calamos 20%-30%; Pegasus 20%-30%; SSI 20%-30% and Franklin 20%-30%.

Shareholders of the Portfolio will soon receive an information statement regarding this change.

TK 2090 7/01 S2